                                                                    EXHIBIT 10.6
                                                                    ------------

                      IN THE UNITED STATES DISTRICT COURT
                         FOR THE DISTRICT OF COLUMBIA




UNITED STATES OF AMERICA,

                   Plaintiff,         No. 98-3170
                                         __________
                                        (Antitrust)


             v.

AT&T CORP. and
TELE-COMMUNICATIONS, INC.,

                  Defendants.


                                  STIPULATION

     It is stipulated by and between the undersigned parties, by their respective attorneys, that:

     A. The Court has jurisdiction over the subject matter of this action and over each of the parties hereto, and venue of this action is proper in the District for the District of Columbia.

     B. The parties to this Stipulation consent that a Final Judgment in the form attached may be filed and entered by the Court, upon the motion of any party or the Court's own motion, at any time after compliance with the requirements of the Antitrust Procedures and Penalties Act (15 U.S.C. (S) 16), without further notice to any party or other proceedings, provided that plaintiff has not withdrawn its consent, which it may do at any time before entry of the proposed Final Judgment by serving notice on the defendants and by filing that notice with the Court.

     C. Defendants shall abide by and comply with the provisions of the proposed Final Judgment pending entry of the Final Judgment, and shall, from the date of the filing of this

Stipulation, comply with all the terms and provisions of the proposed Final Judgment as though the same were in full force and effect as an order of the Court.

     D.   In the event plaintiff withdraws its consent, as provided in paragraph
(B) above, or if the proposed Final Judgment is not entered pursuant to this Stipulation, this Stipulation shall be of no effect whatever, and the making of this Stipulation shall be without prejudice to any party in this or any other proceeding.

FOR THE PLAINTIFF:


------------------------------                    -----------------------------
A. DOUGLAS MEDLAMED                               DONALD J. RUSSELL
Acting Assistant Attorney General                 Chief
                                                  Telecommunications Task Force



-----------------------------                     -----------------------------
CONSTANCE K. ROBINSON                             PETER A. GRAY
Director of Operations and Merger Enforcement     Attorney
                                                  Telecommunications Task Force


------------------------------
DEBORAH A. ROY
Attorney
Telecommunications Task Force

U.S. Department of Justice
Antitrust Division
1401 H Street, N.W., Suite 8000
Washington, DC 20530
(202) 514-5636

DATED:________________________


FOR THE DEFENDANTS:


------------------------------             -------------------------------------
MARC C. ROSENBLUM                          KATHY FENTON
Vice President-Law                         Counsel for Tele-Communications, Inc.
AT&T Corp.                                 Jones, Day, Reavis & Pogue
295 North Maple Avenue                     Suite 700
Room 3244J1                                1450 G Street NW
Basking Ridge, New Jersey 07920            Washington, DC 20005



DATED:________________________             DATED:_______________________________

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

                      IN THE UNITED STATES DISTRICT COURT
                         FOR THE DISTRICT OF COLUMBIA




UNITED STATES OF AMERICA,

                   Plaintiff,        No.  98-3170
                                        __________
                                       (Antitrust)

             v.


AT&T CORP. and
TELE-COMMUNICATIONS, INC.,

                  Defendants.


                                FINAL JUDGMENT

          WHEREAS, plaintiff, the United States of America, having filed its Complaint herein on December 30, 1998, and plaintiff and defendants, by their respective attorneys, having consented to the entry of this Final Judgment without trial or adjudication of any issue of fact or law herein, and without this Final Judgment constituting any evidence against or an admission by any party with respect to any issue of law or fact herein;

          AND WHEREAS, defendants have agreed to be bound by the provisions of this Final Judgment pending its approval by the Court;

          AND WHEREAS, the essence of this Final Judgment is certain divestiture of specific assets and the imposition of related injunctive relief to ensure that competition is not substantially lessened;

          AND WHEREAS, plaintiff requires LIBERTY MEDIA CORPORATION to make certain divestitures for the purpose of preventing a lessening of competition alleged in the Complaint;

          AND WHEREAS, defendants have represented to plaintiff that the divestiture ordered herein can and will be made and that defendants will later raise no claims of hardship or difficulty as grounds for asking the Court to modify any of the divestiture provisions contained herein;

          AND, THEREFORE, before the taking of any testimony, and without trial or adjudication of any issue of fact or law herein, and upon consent of the parties hereto, it is hereby ORDERED, ADJUDGED, and DECREED as follows:

                                      I.

                                 JURISDICTION

          This Court has jurisdiction over each of the parties hereto and the subject matter of this action. The Complaint states a claim upon which relief may be granted against the defendants under Section 7 of the Clayton Act, as amended (15 U.S.C. (S) 18).

                                      II.

                                  DEFINITIONS

          As used in this Final Judgment:

          A. "TCI" means defendant Tele-Communications, Inc., a Delaware corporation with its headquarters in Englewood, Colorado and includes its successors and

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assigns, its subsidiaries, and the directors, officers, managers, agents and employees acting for or on behalf of TCI, except for Liberty, its successors and assigns, its subsidiaries, and the directors, officers, managers, agents and employees acting for or on behalf of Liberty.

          B. "Liberty" means Liberty Media Corporation, a Delaware corporation, as well as the assets, liabilities and business attributed to the Liberty Media Group (as defined in the AT&T/TCI Merger Agreement) and its successors and assigns, its subsidiaries and the directors, officers, managers, agents and employees acting for or on behalf of Liberty.

          C. "Liberty Media Tracking Shares" means the classes of common stock to be issued by AT&T, referred to as "Liberty Media Tracking Shares" in the AT&T/TCI Merger Agreement, and any shares of stock issued in respect of any of the foregoing (including by way of conversion, redemption, reclassification, distribution, merger, combination, or other similar event).

          D. "AT&T" means defendant AT&T Corp., a New York corporation with its headquarters in New York, New York and includes all of its successors and assigns, its subsidiaries, and the directors, officers, managers, agents and employees acting for or on behalf of AT&T, except for Liberty, its successors and assigns, its subsidiaries, and the directors, officers, managers, agents and employees acting for or on behalf of Liberty.

          E. "AT&T/TCI Merger Agreement" means the Agreement and Plan of Merger dated as of June 23, 1998, as produced to plaintiff on July 23, 1998, with respect to the AT&T/TCI Merger.

          F. "AT&T/TCI Merger" means the merger of TCI with a subsidiary of AT&T, as contemplated by the AT&T/TCI Merger Agreement.

          G. "AT&T Stock" means all classes of common stock issued by AT&T, except for Liberty Media Tracking Shares.

          H. "Sprint PCS Tracking Stock" means, collectively, (i) the PCS Common Stock, Series 1, (ii) the PCS Common Stock, Series 2, (iii) the PCS Common Stock, Series 3, (iv) the shares of Sprint PCS Tracking Stock issuable in respect of Sprint's outstanding shares of Class A Common Stock, (v) the shares of Sprint PCS Tracking Stock issuable in respect of any "inter-group interest" of the "Sprint FON Group" in the "Sprint PCS Group," (vi) the shares of Sprint's Series 7 Preferred Stock and warrants to purchase shares of Sprint PCS Tracking Stock issued to TCI, Comcast Corporation ("Comcast") and Cox Communications, Inc. ("Cox") in connection with the Sprint PCS Restructuring (and the shares of Sprint PCS Tracking Stock issuable upon my exercise or conversion thereof),
(vii) any other options, warrants or convertible securities exercisable for or convertible into any shares of Sprint PCS Tracking Stock, and (viii) any shares of capital stock Sprint issued in respect of any of the foregoing (including by way of conversion, redemption, reclassification, distribution, merger, combination, or other similar event).

          I. "Liberty's Sprint Holdings" means the Sprint PCS Tracking Stock acquired by TCI Ventures Group LLC and its subsidiaries in the Sprint PCS Restructuring and in which Liberty will have a beneficial interest after the closing of the AT&T/TCI Merger.

          J. "Sprint PCS Restructuring" means that series of transactions that occurred simultaneously on November 23, 1998 in which Sprint Corporation ("Sprint") acquired through a number of mergers all of the outstanding partnership interests in a number of partnerships collectively holding all of the assets and businesses known as "Sprint PCS" held by affiliates of TCI, Cox, and Comcast.

          K. "Private sale" means any sale except for sales made through the public market.

                                      III.

                                 APPLICABILITY

          The provisions of this Final Judgment apply to each of the defendants, its successors and assigns, its subsidiaries, directors, officers, managers, agents, employees and all other persons in active concert or participation with any of them who shall have received actual notice of this Final Judgment by personal service or otherwise, and with respect to Sections IV, V and VI of this Final Judgment, to the trustee and his or her successors.

                                      IV.

                              CREATION OF A TRUST

          A. TCI is hereby ordered and directed, prior to closing of the AT&T/TCI Merger, to assign and transfer Liberty's Sprint Holdings to a trustee for the purpose of accomplishing a divestiture of such holdings in accordance with the terms of this Final Judgment. The trust agreement shall be in a form approved by the plaintiff, and its terms shall be consistent with the terms of this Final Judgment. Defendants shall submit a form of trust agreement to the plaintiff, who shall communicate to defendants within ten (10) business days its approval or disapproval of that form. The trustee shall agree to be bound by this Final Judgment.

          B. Prior to the closing of the AT&T/TCI Merger, TCI shall submit the name of its nominee for trustee to the plaintiff, who within ten (10) business days shall (i) approve the nominee as trustee, or (ii) request additional names until a nominee for trustee proposed by Liberty is approved by the plaintiff, with plaintiff reaching a decision on each nominee within ten (10) business days. The trustee shall not be a director, officer, manager, agent or employee of AT&T or Liberty. Defendants shall not consummate the Merger until such time as the trustee and the trust agreement have been approved by plaintiff, and the Liberty Sprint Holdings have been transferred to the trust.

                                      V.

                      DIVESTITURE OF SPRINT PCS INTEREST

          A. The trustee is hereby ordered and direct, in accordance with the terms of this Final Judgment, on or before May 23, 2002, to divest that portion of Liberty's Sprint Holdings sufficient to cause Liberty to own no more than 10% of the outstanding shares of Sprint PCS Tracking Stock. On or before May 23, 2004, the trustee shall divest the remainder of Liberty's Sprint Holdings. The number of outstanding shares of Sprint PCS Tracking Stock for such purposes shall be calculated on a shares of Series 1 PCS Stock equivalent basis assuming the issuance of all shares of Series 1 PCS Stock ultimately issuable in respect of the applicable Sprint PCS Tracking Stock upon the exercise, conversion or other issuance thereof in accordance with the terms of such securities. Notwithstanding the provisions of this paragraph, if a motion to terminate this Final Judgment in which plaintiff has joined has been filed, and is pending before the Court, the trustee shall not proceed with the divestitures provided by this paragraph until the motion to terminate the Final Judgment has been decided by the Court.

          B. After Liberty's Sprint Holdings have been transferred to the trustee, only the trustee shall have the right to sell Liberty's Sprint Holdings. The trustee shall have the power and authority to accomplish the divestiture only in a manner reasonably calculated to maximize the value of Liberty's Sprint Holdings to the holders of the Liberty Media Tracking Shares, without regard to any costs or benefits to AT&T (including any costs or benefits of such divestiture to AT&T that may be directly or indirectly transferred to the holders of the Liberty Media Tracking Shares). However, the trustee may in accomplishing the divestiture, take into account income or gain tax costs or benefits for AT&T that flow to the holders of the Liberty Media Tracking
Shares. The trustee shall have the powers provided by the trust agreement and such other powers as the Court shall doom appropriate.

          C. All decisions regarding the divestiture, in whole or in part, of Liberty's Sprint Holdings shall be made by the trustee without discussion or consultation with AT&T, with any of the Class A Directors of Liberty, or with any other officer, director or shareholder of Liberty who individually owns more than 0.10% of the outstanding shares of AT&T Stock. The trustee shall consult with the Board of Directors of Liberty, but the Class A Directors of Liberty and any director, officer, or shareholder of Liberty who owns more than 0.10% of the outstanding shares of AT&T Stock shall not participate in such consultation.
The decision to divest part or all of the Liberty Sprint Holdings shall be made by the trustee in his or her sole discretion, except as provided for in Section V.D. of this Final Judgment. Liberty shall not take any action to block a sale by the trustee, on any grounds other than the trustee's malfeasance as defined in the trust agreement. Where the trustee intends to effect a private sale of part or all of Liberty's Sprint Holdings, the trustee shall notify Liberty and plaintiff of that intention. Any objection by Liberty, based on the trustee's malfeasance, must be made within ten (10) business days of notice from the trustee of an intention to make a private sale. Subject to Section V.G. of this Final Judgment, the trustee shall have the power and authority to hire at the cost and expense of Liberty any investment bankers, attorneys, or other agents reasonably necessary in the judgment of the trustee to assist in the divestiture, and such professionals or agents shall be solely accountable to the trustee.

          D. The trustee shall not divest part or all of Liberty's Sprint Holdings in a private sale without a premerger notification form having been filed pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976 or, if the private sale is not reportable under the Hart-Scott-Rodino Act, without obtaining the prior written consent of the plaintiff, which shall be granted or denied within thirty (30) calendar days of the request for such consent.

          E. Defendants shall not provide financing in connection with the divestiture to the purchaser of any of Liberty's Sprint Holdings required to be divested by this Final Judgment.

          F. Except as provided for in Section V.C. of this Final Judgment, defendants shall take no action to influence, interfere with or impede the trustee's accomplishment of the divestiture of Liberty's Sprint Holdings and Liberty shall, if requested by the trustee, use its best efforts to assist the trustee in accomplishing the required divestiture, provided that Liberty is not required to take any action with respect to any of Liberty's non-Sprint PCS assets or businesses. Subject to a customary confidentiality agreement, the trustee shall have full and complete access to the defendant's personnel, books, records, and facilities related to Liberty's Sprint Holdings. Subject to a customary confidentiality agreement, the trustee shall permit prospective purchasers of part or all of Liberty's Sprint Holdings in a private sale to have access to any and all financial or operational information to which the trustee has access, as may be relevant to the divestiture required by this Final Judgment.

          G. The trustee shall serve at the cost and expense of Liberty and shall account for all monies derived from the sale of the assets sold by the trustee and all costs and expenses so incurred. The compensation of the trustee and of any professionals and agents retained by the trustee shall be reasonable in light of value of the Liberty Sprint Holdings and based on a fee arrangement set forth in the trust agreement.

                                      VI.

                   LIBERTY GOVERNANCE AND ECONOMIC INTEREST

          Until the divestitures required by the Final Judgment have been accomplished:

          A. Any economic interest arising in connection with Liberty's Sprint Holdings, without limitation, and including but not limited to any interest or dividends earned or net proceeds received upon the disposition of Liberty's Sprint Holdings, shall be for the sole and exclusive benefit of the holders of the Liberty Media Tracking Shares. AT&T shall not engage in any transaction that transfers either directly or indirectly the benefits of Liberty's Sprint Holdings to any other class of AT&T shareholders or to AT&T. AT&T shall adhere to the Policy Statement Regarding Liberty Tracking Stock Matters contained in Exhibit D to the AT&T/TCI Merger Agreement.

          B. TCI shall, on or before the consummation of the merger, (i) amend and restate the certificate of incorporation and bylaws of Liberty to be in substantially the form set forth in Schedule 2.1(c)(i) of the AT&T/TCI Merger Agreement and (ii) appoint all of the Class B Directors and the Class C Directors (as such terms are defined in Schedule 2.1(c)(i) to the AT&T/TCI Merger Agreement) of Liberty Media Corporation.

          C. AT&T shall, on or before the consummation of the AT&T/TCI Merger or promptly thereafter, form a Capital Stock Committee as described in the Bylaw Amendment for the Capital Stock Committee set out in Exhibit D of the AT&T/TCI Merger Agreement and agree to have that Capital Stock Committee have the responsibilities described in Exhibit D of the AT&T/TCI Merger Agreement.

          D. The trustee shall be instructed not be vote Liberty's Sprint Holdings for so long as they are held in the trust.

          E. Liberty shall not purchase additional shares of Sprint PCS Tracking Stock (other than in connection with the exercise of warrants to purchase such shares of the conversion of shares of Series 7 Preferred Stock acquired in the Sprint PCS Restructuring) without the prior written consent of the plaintiff, which shall act on any request for such consent within thirty
(30) calendar days.

          F. Liberty shall not hold or acquire any interest, direct or indirect, in AT&T's mobile wireless operations without a premerger notification form having been filed pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976, or if the acquisition is not reported under the Hart-Scott-Rodino Act, without obtaining the prior written consent of the plaintiff, which shall be granted or denied within thirty (30) calendar days of the request for such consent.

This paragraph shall not apply to any cumulative holding or acquisition by Liberty of 1.0% or less of the outstanding shares of AT&T Stock indirectly through the acquisition of an interest in a third party, with such percentage to be calculated by multiplying the percentage interest owned by Liberty in such third party by the third party's interest in AT&T Stock (and such third party's interest being determined in the same manner, if also held indirectly).

                                      VII.

                             COMPLIANCE INSPECTION

          For the purposes of determining or securing compliance with the Final Judgment and subject to any legally recognized privilege, from time to time:

          A. Duly authorized representatives of the plaintiff, upon written request of the Attorney General or of the Assistant Attorney General in charge of the Antitrust Division, and on reasonable notice to defendants made to their principal offices, shall be permitted:

               (1) Access during office hours of defendants to inspect and copy all books, ledgers, accounts, correspondence, memoranda, and other records and documents in the possession or under the control of defendants, who may have counsel present, relating to matters contained in this Final Judgment; and

               (2) Subject to the reasonable convenience of defendants and without restraint or interference from them, to interview, either informally or on the record, officers, employees, and agents of defendants, who may have counsel present, regarding any such matters.

          B. Upon the written request of the Attorney General or of the Assistant Attorney General in charge of the Antitrust Division, made to defendants' principal offices, defendants shall submit such written reports, under oath if requested, with respect to any matter contained in this Final Judgment.

          C. No information or documents obtained by the means provided in this Section VII shall be divulged by a representative of the plaintiff to any person other than a duly authorized representative of the Executive Branch of the United States, except in the course of legal proceedings to which the United States is a party (including grand jury proceedings), or for the purpose of securing compliance with this Final Judgment, or as otherwise required by law.

          D. If at the time information or documents are furnished by defendants to plaintiff, defendants represent and identify in writing the material in any such information or documents to which a claim of protection may be asserted under Rule 26(c)(7) of the Federal Rules of Civil Procedure and defendants mark each pertinent page of such material, "Subject to claim of protection under Rule 26(c)(7) of the Federal Rules of Civil Procedure," then ten (10) calendar days notice shall be given by plaintiff to defendants prior to divulging such material in any legal proceeding (other than a grand jury proceeding).

                                      VIII.

                             REPORTING REQUIREMENT

          Until the divestitures have been accomplished as provided for in
Section V. of this Final Judgment, the trustee shall file a report every six months with the plaintiff, commencing on November 1, 1999, setting forth the efforts to accomplish the divestitures required by this Final Judgment.

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                                      IX.

                           RETENTION OF JURISDICTION

          Jurisdiction is retained by this Court for the purpose of enabling any of the parties to this Final Judgment to apply to this Court at any time for such further orders and directions as may be necessary or appropriate for the construction or carrying out of this Final Judgment, for the modification of any of the provisions hereof, for the enforcement of compliance herewith, and for the punishment of the violations hereof.


                                      X.

                                  TERMINATION

          This Final Judgment will expire upon the tenth anniversary of its entry.


                                      XI.

                                PUBLIC INTEREST

          Entry of this Final Judgment is in the public interest.


Dated:____________________


                                         ______________________________________
                                         United States District Judge

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